                                                                    EXHIBIT 99.2

          NOTICE OF GUARANTEED DELIVERY FOR IMPSAT FIBER NETWORKS, INC.

       This form or one substantially equivalent hereto must be used to accept the Exchange Offer of IMPSAT Fiber Networks, Inc. (the "Company") made pursuant to the Prospectus, dated April [ ], 2000 (the "Prospectus"), if certificates for the outstanding 13 3/4 % Senior Guaranteed Notes Due 2005 of the Company (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to The Bank of New York ("Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.


                      THE BANK OF NEW YORK, EXCHANGE AGENT

  BY MAIL, HAND OR             BY REGISTERED OR
OVERNIGHT DELIVERY:            CERTIFIED MAIL:              BY FACSIMILE:
THE BANK OF NEW YORK        THE BANK OF NEW YORK
 101 BARCLAY STREET           101 BARCLAY STREET
NEW YORK, NEW YORK 10286    NEW YORK, NEW YORK          (212) 571-3080 OR
     ATTENTION:                     10286                   (212) 815-6339
     SECURITIES                CORPORATE TRUST
 PROCESSING WINDOW,               OPERATIONS                  CONFIRM BY
    GROUND LEVEL             ATTENTION: SANTINO               TELEPHONE:
 REORGANIZATION, 7E              GINOCCHIETTI             (212) 815-2742

       DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.


                                         If Old Notes will be delivered to
                                         Depository Trust Company, provide
Principal Amount of Old Notes Tendered:  account number:

$
---------------------------------------  ---------------------------------------

                                         Total Principal Amount Represented by
Certificate Nos. (if available):         Certificate(s):

                                         $
---------------------------------------  ---------------------------------------

      All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

X                                                     Date
 --------------------------------------------------        -------------------

X                                                     Date
 --------------------------------------------------        -------------------
     Signature(s) of Owner(s) or Authorized Signatory

Area Code and Telephone Number:
                               -----------------------

       Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. If Old Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

                       Please print name(s) and address(es)

Name(s):
             -------------------------------------------------------------------
Capacity:
             -------------------------------------------------------------------

Address(es):
             -------------------------------------------------------------------

             -------------------------------------------------------------------

             -------------------------------------------------------------------

Account Number:
                 ----------------------


                                    GUARANTEE

       The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Old Notes being tendered hereby or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.

Name of Firm:
             -------------------------------------------------------------------

Address:
             -------------------------------------------------------------------

             -------------------------------------------------------------------

Area Code & Telephone No.:
                          ------------------

--------------------------------------------
Authorized Signature

--------------------------------------------
Name (Please Type or Print)

--------------------------------------------
Title

--------------------------------------------
Dated


NOTE: DO NOT SEND CERTIFICATES OF OLD NOTES WITH THIS FORM. CERTIFICATES OF OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.